[Vintage Mutual Funds Logo]
Attention Vintage Funds Shareholder:

Recently, you received a proxy mailing informing you of an upcoming Special Meeting of Shareholders scheduled for September 15, 2005.

Please note that the phone number listed under the address for the Vintage Equity Fund, Vintage Growth Fund and Vintage Balanced Fund on the cover pages of the Prospectus/Proxy Statement you recently received contained a typographical error.

The correct number to request further information on the Vintage Equity Fund, Vintage Growth Fund and Vintage Balanced Fund is 1-800-438-6375.

The purpose of the meeting is to vote on a proposed acquisition of certain of the Vintage Funds by Federated Investors mutual funds with similar investment objectives.

Vintage Fund                        Federated Fund

Vintage Equity Fund           Federated Capital Appreciation Fund
Vintage Growth Fund                 Federated Capital Appreciation Fund
Vintage Balanced Fund         Federated Stock and Bond Fund, Inc.

As a result of these acquisitions, shareholders of each applicable Vintage Fund would become shareholders of the above Federated Fund.

The Vintage Funds Board of Trustees recommends that shareholders cast their votes in favor of the proposed acquisitions.

Of course, I am sure that, like most people, you lead a busy life and are tempted to set the proxy aside for another day. Please don't. Your vote is important and can make a measurable difference in the quality and value of the services you receive from your investment. Also, your vote will help avoid additional expenses for follow-up mailings and telephone calls when shareholders do not return their proxies.

------------------------------------------------------------------------------
   To give you greatest convenience possible in voting, you may vote in one of three ways:
------------------------------------------------------------------------------

1. By filling out, signing and returning the proxy card that has been conveniently enclosed,
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------------------------------------------------------------------------------
2.    By internet at www.proxyweb.com, or

3.    By calling toll-free 1-800-690-6903.

                                                   [Vintage Mutual Funds Logo]

The Vintage Funds


Attention Vintage Funds Shareholder:

Recently, you received a proxy mailing informing you of an upcoming Special Meeting of Shareholders scheduled for September 15, 2005.

Please note that the phone number listed under the address for the Vintage Equity Fund, Vintage Growth Fund and Vintage Balanced Fund on the cover pages of the Prospectus/Proxy Statement you recently received contained a typographical error.

The correct number to request further information on the Vintage Equity Fund, Vintage Growth Fund and Vintage Balanced Fund is 1-800-438-6375.

The purpose of the meeting is to vote on a proposed acquisition of certain of the Vintage Funds by Federated Investors mutual funds with similar investment objectives.

Vintage Fund                        Federated Fund

Vintage Equity Fund           Federated Capital Appreciation Fund
Vintage Growth Fund                 Federated Capital Appreciation Fund
Vintage Balanced Fund         Federated Stock and Bond Fund, Inc.

As a result of these acquisitions, shareholders of each applicable Vintage Fund would become shareholders of the above Federated Fund.

The Vintage Funds Board of Trustees recommends that shareholders cast their votes in favor of the proposed acquisitions.

Of course, I am sure that, like most people, you lead a busy life and are tempted to set the proxy aside for another day. Please don't. Your vote is important and can make a measurable difference in the quality and value of the services you receive from your investment. Also, your vote will help avoid additional expenses for follow-up mailings and telephone calls when shareholders do not return their proxies.

------------------------------------------------------------------------------
   To give you greatest convenience possible in voting, you may vote in one of three ways:
------------------------------------------------------------------------------

1. By filling out, signing and returning the proxy card that has been conveniently enclosed,
------------------------------------------------------------------------------

------------------------------------------------------------------------------
2.    By internet at www.proxyvote.com, or

3.    By calling toll-free 1-800-690-6903.


The Vintage Funds